Morgan Stanley Utilities Fund
                          Item 77(O) 10F-3 Transactions
                        July 1, 2003 - December 31, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
                                                                     Citigroup,
  First     09/17/  28,000   $30.00 $840,000  311,00  1.111%           Morgan
  Energy      03     ,000             ,000       0             0.98   Stanley,
Corporatio                                                      7%    Barclays
    n                                                                 Capital,
                                                                     JP Morgan,
                                                                      Wachovia
                                                                     Securities
                                                                       , BNY
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                       Lehman
                                                                      Brothers
                                                                      and UBS
                                                                     Investment
                                                                        Bank